Rule 497(e)
                                                    Registration No. 333-00767




                            AMERINDO TECHNOLOGY FUND
                         A SERIES OF AMERINDO FUNDS INC.
                        SUPPLEMENT DATED FEBRUARY 1, 1997
                        TO PROSPECTUS DATED JULY 31, 1996



     Effective February 1, 1997, the Fund has reduced the minimum investment for its Class D shares to $25,000 from $150,000 and the minimum subsequent investment for such shares to $2,500 from $15,000. These reductions will remain in effect until further action by the Fund's Board of Directors.

     The Fund's Class A shares are not currently being offered for sale.



C/M:  12034.0001 454664.1


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